Retirement of Richard L. Bready	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
RETIREMENT OF RICHARD L. BREADY

(L)	RETIREMENT OF RICHARD L. BREADY

On June 30, 2011, the Company announced that Richard L. Bready planned to retire from the positions of Chairman of the Board of Directors, President and Chief Executive Officer of the Company, effective as of July 1, 2011 (the “Retirement Date”).

Under the terms of his existing employment agreement and by agreement dated June 30, 2011 (the “Separation Agreement”), and in consideration for the observation by Mr. Bready of certain restrictive covenants for a period of 12 months after the Retirement Date, a release of claims against the Company, a non-disparagement covenant, and his agreement to provide certain consulting and transition services to the Company in connection with his retirement from the Company, Mr. Bready will receive: (i) a severance payment of $5,250,000, payable over 18 months in equal installments; (ii) a lump sum payment of $1,000,000 in lieu of the lifetime health and medical coverage which would have been due under Mr. Bready’s existing employment agreement, with a tax gross-up; (iii) approximately $750,000, payable over 18 months in equal installments in respect of certain perquisites set forth in Mr. Bready’s employment agreement. Due to the requirements of Section 409A of the Internal Revenue Code of 1986, and pursuant to Company policy, the cash payments noted above that are due to Mr. Bready in connection with his separation from service will delayed for a period of six months. All unvested equity awards held by Mr. Bready as of the Retirement Date were forfeited, except that half of his stock options that would have vested later this year were deemed vested. Mr. Bready’s vested stock options will remain exercisable until the earlier of (i) five years from the Retirement Date or (ii) the expiration date of the stock options.

As a result, the Company recorded approximately $0.2 million and $8.7 million of severance expense within SG&A during the third quarter and first nine months of 2011, respectively, related to the Separation Agreement.

NOTE M —	DEFERRED COMPENSATION AND SALARY ARRANGEMENTS

The Company entered into a Salary Continuation Plan and Agreement with the Company’s founder and former Chairman of the Board of Directors in 2002. Under the terms of that agreement the Company has been obligated to pay to his widow or lineal descendants $20,000 per month and continuing through April 2010 at which time payments under the agreement will cease. In 2005, the Company recognized deferred compensation expense for the present value of the cash payments. Current maturities of other long-term liabilities include $63,986 at December 31, 2009.

NOTE N —	DEFERRED COMPENSATION AND SALARY ARRANGEMENTS

The Company entered into a Salary Continuation Plan and Agreement with the Company’s founder and former Chairman of the Board of Directors in 2002. Under the terms of that agreement the Company has been obligated to pay to his widow or lineal descendants $20,000 per month and continuing through April 2010 at which time payments under the agreement will cease. In 2005, the Company recognized deferred compensation expense for the present value of the cash payments. Current maturities of other long-term liabilities include $217,527 at December 31, 2008.